SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d)of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): January 26, 2001

                       NORFOLK SOUTHERN CORPORATION
            (Exact name of registrant as specified in charter)


        Virginia                   1-8339            52-1188014
(State or other jurisdiction      (Commission      (IRS Employer
      of incorporation)           File Number)     Identification No.)


Three Commercial Place, Norfolk, Virginia        23510-9241
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (757) 629-2680


                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.    Other Events.

           Registrant's unaudited Consolidated Statements of Income, Consolidated Balance Sheets, and Consolidated Statements of Cash Flows for the years ended December 31, 1999 and December 31, 2000, excluding footnotes, are attached hereto as an exhibit. Certain 1999 amounts have been reclassified to conform to the 2000 presentation.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.   Exhibit Description

      99 Registrant's unaudited Consolidated Statements of Income, Consolidated Balance Sheets, and Consolidated Statements of Cash Flows for the years ended December 31, 1999 and December 31, 2000, excluding footnotes.


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORFOLK SOUTHERN CORPORATION
                                                              (Registrant)


                                            /s/ Dezora M. Martin
                                            ----------------------------
                                            Name:   Dezora M. Martin
                                            Title:  Corporate Secretary

Date:  January 26, 2001



                               EXHIBIT INDEX


 Exhibit
 Number         Description


    99 Registrant's unaudited Consolidated Statements of Income, Consolidated Balance Sheets, and Consolidated Statements of Cash Flows for the years ended December 31, 1999 and December 31, 2000, excluding footnotes.